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                                                                  EXHIBIT 10.5.1


     This Schedule 10.5.1 describes lists modifications to the lease filed as
Exhibit 10.5 to the Company's Annual Report on Form 10-K (File Number 0-15088), filed with the Commission on September 25, 1992. This Schedule also describes modification to certain terms in each of two other leases identified in Schedule
10.5.1 in the Company's Annual Report on Form 10-K (File Number 0-15088), filed with the Commission on September 27, 1993. Each of the leases described above was amended and restated on July 19, 1994 on substantially the same terms and conditions except as set forth below.

     1. Lease Agreement dated July 19, 1994 between Liberty Plaza Associates and the Company.

          A.  Rent:  $16.00 per rentable square foot.
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          B.  Term:  June 1, 1994 through May 31, 1997.
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     2.   Lease Agreement dated July 19, 1994 between Liberty Plaza Associates
II and the Company.

          A.  Rent:  $18.00 per rentable square foot.
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          B.  Term:  June 1, 1994 through May 31, 1997.
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     3.   Lease Agreement dated July 19, 1994 between Liberty Plaza Associates
III and the Company.

          A.  Rent:  $16.00 per rentable square foot.
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          B.  Term:  June 1, 1994 through May 31, 1997.
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